Exhibit 10.1

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

May 1, 2006

Metabasis Therapeutics, Inc.
11119 North Torrey Pines Road
La Jolla, CA 92037

Re:                             Exclusive License and Research Collaboration Agreement dated as of December 23, 2003, as amended from time to time prior to the date hereof (as so amended, the ”Collaboration Agreement”) between Merck & Co., Inc. (“Merck”) and Metabasis Therapeutics, Inc. (“Metabasis”)

Ladies and Gentlemen:

This Letter (this “Letter”) will confirm the understanding of Merck and Metabasis regarding certain matters relating to the Collaboration Agreement and is intended to be legally binding on both parties.  Capitalized terms used but not otherwise defined in this Letter shall have the meanings provided in the Collaboration Agreement.  Whereas the Research Program Term under the Collaboration Agreement was scheduled to have terminated on December 23, 2005 and the Parties have extended the Research Program Term under the terms and conditions specified in this Letter.

The Parties hereby acknowledge and agree to perform additional research of Collaboration Compounds and amend the Collaboration Agreement as follows:

1.                                      Pursuant to Section 2.7.1 of the Collaboration Agreement, the Research Program Term has been extended from December 23, 2005 until May 31, 2006 (such extended time period being referred to herein as the “Extended Research Period”). Notwithstanding anything to the contrary in Section 2.4 of the Collaboration Agreement, the Committee is not required to meet during the Extended Research Period unless mutually agreed by the Parties.

2.                                      Notwithstanding anything to the contrary in Sections 2.3, 2.7 and/or 5.2 of the Collaboration Agreement, during the Extended Research Period [***], and [***].

3.                                      The Research Plan has been modified and is fully set forth in its entirety in its current form in Exhibit A to this Letter (provided that Schedules I, II, III, IV and V to the Research Plan shall remain in the forms in effect immediately prior to the effective date of this Letter).

4.                                      The term “MB09084” shall mean that certain Collaboration Compound designated as MB09084, the structure of which is set forth in the Research Plan[***].

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5.                                      During the Extended Research Period, Metabasis agrees to perform the research activities with respect to MB09084 described in the Research Plan under the heading Research to Be Performed by Metabasis During the Extended Research Period (the ”Extended Research”), which shall include, without limitation, [***].  On or before April 30, 2006, Metabasis shall deliver to Merck [***] (the ”Deliverable”) which shall [***].

6.                                      As promptly as commercially reasonable after Merck’s receipt of the Deliverable [***] from Metabasis, Merck shall initiate the series of studies of MB09084 described in the Research Plan under the heading Research to Be Performed by Merck Upon Receipt of Deliverable (each, a ”Merck Study” and collectively, the ”Merck Studies”); provided that Merck is not required to [***].  If the results of a Merck Study meet or exceed the applicable success criteria for such Merck Study as set forth in the Research Plan, Merck shall promptly initiate the next Merck Study specified in the Research Plan, and provided that each preceding Merck Study meets or exceed the applicable success criteria as set forth in the Research Plan, Merck shall [***].  Promptly following completion of each Merck Study that Merck conducts, Merck shall disclose to Metabasis in writing a report of the results of such Merck Study.

7.                                      Merck shall pay Metabasis the amount of [***] only in the event that: (a) the Deliverables satisfy the Deliverable Specifications; and (b) (i) the results of all of the Merck Studies meet or exceed the applicable success criteria set forth in the Research Plan, (ii) Merck [***], or (iii) Merck [***]. This Paragraph 7 shall be Merck’s only obligation to reimburse Metabasis for its FTE work during the Extended Research Period.

8.                                      For purposes of Section 11.4 of the Collaboration Agreement, Metabasis’ address for delivery of notices shall be amended as follows:

Metabasis Therapeutics, Inc.
11119 North Torrey Pines Road
La Jolla, CA 92037
Attention: Chief Executive Officer
Facsimile No.: (858) 587-2770

9.                                      For the purposes of clarity (a) Merck acknowledges that its diligence obligations under Section 3.3 of the Collaboration Agreement apply to MB09084 as they would to any other Collaboration Compound, and (b) Merck and Metabasis each acknowledge and agree that the initiation, performance and/or completion of any and/or all of the Merck Studies shall [***].

This Letter shall become effective as of December 23, 2005.  Except as amended by this Letter, together with the Schedules and Exhibits attached hereto, the terms and conditions of the Collaboration Agreement shall remain in full force and effect in all other respects, unless further amended by written agreement in accordance with Section 11.7 of the Collaboration Agreement.  On and after the effectiveness of this Letter, each reference in the Collaboration Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Collaboration Agreement shall mean and be a reference to the Collaboration Agreement as amended by this Letter.  The Parties hereby further agree that the terms and conditions set forth in Article 11 of the Collaboration Agreement, including without limitation the Assignment and Change of Control provisions of Section 11.2, the Applicable Law provisions of Section 11.5

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and the Dispute Resolution provisions of Section 11.6, shall apply to this Letter as if fully set forth herein;

This Letter may be executed (including, without limitation, by facsimile signature) in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

If the foregoing is acceptable to you, please sign this Letter in the space provided below and return it to me.

Sincerely,

MERCK & CO., INC.

By:	/s/ M. J. Turner, Ph.D.
Name:	M. J. Turner, Ph.D.
Title:	Senior Vice President Worldwide
Licensing and External Research

Agreed to and accepted as of the date first set forth above:

METABASIS THERAPEUTICS, INC.

By:	/s/ Paul K. Laikind
Name:	Paul K. Laikind
Title:	President and Chief Executive Officer

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EXHIBIT A

Amended Research Plan

The Research Plan may be revised to include a similar series of experiments with other Merck-owned or controlled compounds, subject to mutual agreement by the Parties and subject to availability of FTEs within the Research Program as described in the Collaboration Agreement.

[***] of the Research Program significant progress has been made in the [***]. In summary, [***].

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

The achievement of [***]

An important [***]

Research to Be Performed by Metabasis During the Extended Research Period

MTI has [***]

[***]

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Research to Be Performed by Merck Upon Receipt of Deliverable

Activities [***]

[***]

[***]

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